PENN SERIES FUNDS, INC.

Supplement dated February 28, 2025

to the Statement of Additional Information (“SAI”)

dated May 1, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms used but not defined herein shall have the meanings given to such terms in the SAI.

Developed International Index Fund, Index 500 Fund, Small Cap Index Fund, Emerging Markets Equity Fund and International Equity Fund (each a “Fund”, and collectively, the “Funds”)

On February 26, 2025, Penn Mutual Asset Management, LLC (the “Adviser”) recommended, and the Board of Directors of the Penn Series Funds, Inc. approved, a change in the sub-advisory rates paid by the Adviser to the respective sub-advisers for the sub-advisory services provided to each of the Funds, effective March 1, 2025.

Accordingly, effective March 1, 2025, each respective Fund’s sub-advisory fee rate, as set forth in the second table under the heading “General Information—Investment Advisory Services,” is hereby replaced in its entirety with the following:

NAME OF FUND	NAME OF SUB-ADVISER	SUB-ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)

Developed International Index Fund	SSGA Funds Management, Inc.	0.065%

Index 500 Fund	SSGA Funds Management, Inc.	0.015%

Small Cap Index Fund	SSGA Funds Management, Inc.	0.035%

Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.24%

International Equity Fund	Vontobel Asset Management, Inc.	0.24%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9140 02/25